ALPS ETF TRUST

ALPS | O’Shares U.S. Quality Dividend ETF (Cboe BZX: OUSA)

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF (Cboe BZX: OUSM)

ALPS | O’Shares Global Internet Giants ETF (Cboe BZX: OGIG)

ALPS | O’Shares International Developed Quality Dividend ETF (Cboe BZX: OEFA)
(each, a “Fund,” and together, the “Funds”)

SUPPLEMENT DATED DECEMBER 8, 2025 TO THE ALPS | O’SHARES U.S. QUALITY

DIVIDEND ETF, ALPS | O’SHARES U.S. SMALL-CAP QUALITY DIVIDEND ETF, AND ALPS |

O’SHARES GLOBAL INTERNET GIANTS ETF SUMMARY PROSPECTUSES,
PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED MARCH 31, 2025, AS SUPPLEMENTED AND THE ALPS | O’SHARES

INTERNATIONAL DEVELOPED QUALITY DIVIDEND ETF SUMMARY PROSPECTUS,
PROSPECTUS, AND SAI, EACH DATED OCTOBER 1, 2025

All changes noted in this supplement will be effective prior to commencement of trading on December 30, 2025 (the “Effective Date”).

As of the commencement of trading on the Effective Date, each Fund will transfer its listing exchange from the Cboe BZX Exchange, Inc. (“CBOE BZX”) to the NYSE Arca, Inc.

Therefore, as of the Effective Date, all references in each Fund’s Summary Prospectus, Prospectus, and SAI to “Cboe BZX Exchange, Inc.” and “Cboe BZX” are hereby deleted and replaced with “NYSE Arca, Inc.” or “NYSE Arca” respectively.

Additionally, as of the Effective Date, the “Cboe BZX Disclaimer” included in each Fund’s Prospectus is deleted in its entirety.

Additionally, as of the Effective Date, the following disclosure is deleted in its entirety from the ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, and ALPS | O’Shares Global Internet Giants ETF SAI:

For the O’Shares Funds, there can be no assurance that the requirements of the Cboe BZX necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) the Fund no longer complies with the requirements set forth in the applicable rules governing the listing of the Fund on the Exchange; (iii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares of the Fund for 30 or more consecutive trading days; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As of the Effective Date, corresponding disclosure in the ALPS | O’Shares International Developed Quality Dividend ETF SAI is deleted in its entirety and replaced with the following:

There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) the Fund no longer complies with the requirements set forth in the applicable rule governing the listing of the Fund on the Exchange; (iii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE